Don:

This letter will be your receipt for work intended to be done on the Westrose property in 2011.

We are in receipt of $18,000.00  to be applied to Abby's account for partial payment of geological mapping, soil sampling, and analyses and initial seismic testing.

If you have any further questions or concerns, please call Josef  Korec, the undersigned at 403-461-7283.

248 Westwood Drive S.W. Calgary, Alberta TIC 2W3 Pb-403-461-7283 Fax 403-256-3302

Endnotes

AMERICAN DEVELOPMENT CORP.

January  4, 2011

Re: Abby Inc.